UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 14, 2007

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-1.1: UNDERWRITING AGREEMENT - GS CAP II
EX-1.2: UNDERWRITING AGREEMENT - GS CAP III
EX-8.1: TAX OPINION - GS CAP II
EX-8.2: TAX OPINION - GS CAP III
EX-99.1: REPLACEMENT CAPITAL COVENANT - GS CAP II
EX-99.2: REPLACEMENT CAPITAL COVENANT - GS CAP III

Item 3.03 Material Modification to Rights of Security Holders.

On May 15, 2007, Goldman Sachs Capital II, a Delaware statutory trust (“GS Capital II”) and a subsidiary of The Goldman Sachs Group, Inc. (the “Registrant”), issued in a public offering 1,750,000 5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities, liquidation amount of $1,000 per security, fully and unconditionally guaranteed, to the extent described in the Registrant’s prospectus supplement dated May 8, 2007, by the Registrant (the “Fixed-to-Floating Rate Normal APEX”). We refer to this transaction as the “GS Capital II Transaction”. Concurrently with the GS Capital II Transaction, Goldman Sachs Capital III, a Delaware statutory trust (“GS Capital III”) and a subsidiary of the Registrant, issued in a public offering 500,000 Floating Rate Normal Automatic Preferred Enhanced Capital Securities, liquidation amount of $1,000 per security, fully and unconditionally guaranteed, to the extent described in the Registrant’s prospectus supplement dated May 8, 2007, by the Registrant (the “Floating Rate Normal APEX” and together with the Fixed-to-Floating Rate Normal APEX, the “Normal APEX”). We refer to this transaction as the “GS Capital III Transaction”.

Under the terms of the Fixed to Floating Rate Normal APEX, the Registrant has agreed to sell to GS Capital II, and GS Capital II has agreed to purchase, 17,500.1 shares of the Registrant’s perpetual Non-Cumulative Preferred Stock, Series E, with a liquidation preference of $100,000 per share (the “Series E Preferred Stock”). Under the terms of the Floating Rate Normal APEX, the Registrant has agreed to sell to GS Capital III, and GS Capital III has agreed to purchase, 5,000.1 shares of the Registrant’s perpetual Non-Cumulative Preferred Stock, Series F, with a liquidation preference of $100,000 per share (the “Series F Preferred Stock”). Upon the issuance of the Series E Preferred Stock and the Series F Preferred Stock, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or preferred stock will be subject to certain restrictions. These restrictions are set forth in the Certificate of Designations to the Restated Certificate of Incorporation of the Registrant, establishing the terms of the Series E Preferred Stock (the “Series E Certificate of Designations”) and the Certificate of Designations to the Restated Certificate of Incorporation of the Registrant, establishing the terms of the Series F Preferred Stock (the “Series F Certificate of Designations”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2007, the Registrant filed the Series E Certificate of Designations and the Series F Certificate of Designations with the Secretary of State of the State of Delaware, establishing the terms of the Series E Preferred Stock and the Series F Preferred Stock, respectively. Copies of the Series E Certificate of Designations and Series F Certificate of Designations are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report on Form 8-K.

Item 8.01 Other Events.

In connection with the closing of the GS Capital II Transaction, the Registrant entered into a replacement capital covenant (the “GS Capital II RCC”) and in connection with the closing of the GS Capital III Transaction, the Registrant entered into a second replacement capital covenant (the “GS Capital III RCC” and together with the GS Capital II RCC, the “RCCs”). Under the RCCs, the Registrant covenanted in favor of certain of its debtholders, who are initially the holders of the Initial Covered Debt (as defined below), that it will not redeem or purchase (x) the Registrant’s Remarketable 5.593% Junior Subordinated Notes due 2043 (the “Fixed Rate Notes”) issued to GS Capital II, the Registrant’s Remarketable Floating Rate Junior Subordinated Notes due 2043 issued to GS Capital III (the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”) or Normal APEX prior to the Stock Purchase Date (as defined in each RCC) or (y) Normal APEX or shares of the Series E Preferred Stock or Series F Preferred Stock prior to the date that is ten years after the Stock Purchase Date, unless (i) the Registrant has obtained the prior approval of the SEC if such approval is then required under the SEC rules then applicable to consolidated supervised entities; and (ii) the applicable redemption or purchase price does not exceed a maximum amount determined by reference to the aggregate amount of net cash proceeds the Registrant has received from the sale of common stock, rights to acquire common stock, mandatorily convertible preferred stock, qualifying preferred stock and certain qualifying capital securities since the date 180 days prior to delivery of notice of such redemption or the date of such purchase. The Initial Covered Debt is the Registrant’s 6.345% Junior Subordinated Debentures due February 15, 2034. The foregoing is a brief description of the terms of the RCCs. It does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the RCCs, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Normal APEX and the Registrant’s guarantee thereof under the registration statement on Form S-3 of the Registrant, GS Capital II and GS Capital III (File Nos. 333-130074, 333-130074-05, and 333-130074-04, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated May 8, 2007 between the Registrant, GS Capital II and Goldman, Sachs & Co. as representatives of the several Underwriters named therein.

1.2	Underwriting Agreement, dated May 8, 2007 between the Registrant, GS Capital III and Goldman, Sachs & Co. as representatives of the several Underwriters named therein.

3.1	Certificate of Designations with respect to the Series E Preferred Stock incorporated by reference to Exhibit 99.3 to the Registrant’s and GS Capital II’s Form 8-A filed on May 17, 2007, relating to the GS Capital II Transaction.

3.2	Certificate of Designations with respect to the Series F Preferred Stock incorporated by reference to Exhibit 99.3 to the Registrant’s and GS Capital III’s Form 8-A on May 17, 2007, relating to the GS Capital III Transaction.

4.1	Amended and Restated Declaration of Trust of GS Capital II, dated as of May 15, 2007, among the Registrant, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees and the holders of the Trust Securities, incorporated by reference to Exhibit 99.5 of the Registrant’s and GS Capital II’s Form 8-A on May 17, 2007, relating to the GS Capital II Transaction (including the form of certificate representing the Fixed-to-Floating Rate Normal APEX).

4.2	Amendment and Restated Declaration of Trust of GS Capital III, dated as of May 15, 2007, among the Registrant, as Sponsor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees and the holders of the Trust Securities, incorporated by reference to Exhibit 99.5 of the Registrant’s and GS Capital III’s Form 8-A on May 17, 2007, relating to the GS Capital III Transaction (including the form of certificate representing the Floating Rate Normal APEX).

4.3	Second Supplemental Indenture, dated as of May 15, 2007, to the Subordinated Debt Indenture, between the Registrant and The Bank of New York, as Trustee, incorporated by reference to Exhibit 99.4 to the Registrant’s and GS Capital II’s Form 8-A filed on May 17, 2007, relating to the GS Capital II Transaction (including the form of note representing the Fixed Rate Notes).

4.4	Third Supplemental Indenture, dated as of May 15, 2007, to the Subordinated Debt Indenture, between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.4 to the Registrant’s and GS Capital III’s Form 8-A filed on May 17, 2007, relating to the GS Capital III Transaction (including the form of note representing the Floating Rate Notes).

4.5	Stock Purchase Contract Agreement between the Registrant and GS Capital II, incorporated by reference to Exhibit 99.6 to the Registrant’s and GS Capital II’s Form 8-A filed on May 17, 2007, relating to the GS Capital II Transaction.

4.6	Stock Purchase Contract Agreement between the Registrant and GS Capital III, incorporated by reference to Exhibit 99.6 to the Registrant’s and GS Capital III’s Form 8-A filed on May 17, 2007, relating to the GS Capital III Transaction.

4.7	Guarantee Agreement, between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.7 to the Registrant’s and GS Capital II’s Form 8-A filed on May 17, 2007, relating to the GS Capital II Transaction.

4.8	Guarantee Agreement, between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.7 to the Registrant’s and GS Capital III’s Form 8-A filed on May 17, 2007, relating to the GS Capital III Transaction.

8.1	Tax Opinion of Sullivan & Cromwell LLP, relating to the GS Capital II Transaction.

8.2	Tax Opinion of Sullivan & Cromwell LLP, relating to the GS Capital III Transaction.

99.1	Replacement Capital Covenant by the Registrant, relating to the GS Capital II Transaction.

99.2	Replacement Capital Covenant by the Registrant, relating to the GS Capital III Transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: May 18, 2007	By:	/s/ KENNETH L. JOSSELYN

Name: Kenneth L. Josselyn
Title: Associate General Counsel